EXHIBIT 24

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below under the heading "Signature" constitutes and appoints either Louis S. Beck or Richard A. Tonges as his/her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2000, including amendments, if any, and to deliver and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing, as fully for all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                        Title                                           Date
/s/ Michael M. Nanosky
-----------------------------
Michael M. Nanosky               President                                    March 15, 2001

/s/ Harry G. Yeaggy
-----------------------------
Harry G. Yeaggy                  Vice Chairman of the Board                   March 15, 2001

/s/ Arthur Lubell
-----------------------------
Arthur Lubell                    Director                                     March 15, 2001


/s/ Richard P. Lerner
-----------------------------
Richard P. Lerner                Director                                     March 15, 2001

/s/ Vincent W. Hatala, Jr.
-----------------------------
Vincent W. Hatala, Jr.           Director                                     March 15, 2001

/s/ Lucille Hart-Brown
-----------------------------
Lucille Hart-Brown               Director                                     March 15, 2001

/s/ C. Scott Bartlett, Jr.
-----------------------------
C. Scott Bartlett, Jr.           Director                                     March 15, 2001

/s/ Paul Tipps
-----------------------------
Paul Tipps                       Director                                     March 15, 2001

/s/ Stephen B. Grossman
-----------------------------
Stephen B. Grossman              Director                                     March 15, 2001

/s/ Howard Nusbaum
-----------------------------
Howard Nusbaum                   Director                                     March 15, 2001


STATE OF OHIO       )
                                            ) ss.:
COUNTY OF HAMILTON  )


On the 15th day of March 2001, before me personally came Michael M. Nanosky, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/ Mary Ellen Steck
                                         Notary Public

STATE OF OHIO       )
                                            ) ss.:
COUNTY OF HAMILTON  )


On the 15th day of March 2001, before me personally came Harry G. Yeaggy, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/ Mary Ellen Steck
                                         Notary Public

STATE OF OHIO       )
                                            ) ss.:
COUNTY OF HAMILTON  )


On the 15th day of March 2001, before me personally came Arthur Lubell, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                          /s/ Mary Ellen Steck
                                          Notary Public

STATE OF OHIO       )
                                            ) ss.:
COUNTY OF HAMILTON  )


On the 15th day of March 2001, before me personally came Richard P. Lerner, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                        /s/ Mary Ellen Steck
                                        Notary Public

STATE OF OHIO       )
                                            ) ss.:
COUNTY OF HAMILTON  )


On the 15th day of March 2001, before me personally came Vincent W. Hatala, Jr., to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                        /s/ Mary Ellen Steck
                                        Notary Public

STATE OF OHIO       )
                                            ) ss.:
COUNTY OF HAMILTON  )


On the 15th day of March 2001, before me personally came Lucille Hart-Brown, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/ Mary Ellen Steck
                                         Notary Public

STATE OF OHIO       )
                                            ) ss.:
COUNTY OF HAMILTON  )


On the 15th day of March 2001, before me personally came C. Scott Bartlett, Jr., to me known, and known to me to be he individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/ Mary Ellen Steck
                                         Notary Public

STATE OF OHIO       )
                                            ) ss.:
COUNTY OF HAMILTON  )


On the 15th day of March 2001, before me personally came Paul Tipps to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/ Mary Ellen Steck
                                         Notary Public

STATE OF OHIO       )
                                            ) ss.:
COUNTY OF HAMILTON  )


On the 15th day of March 2001, before me personally came Stephen B. Grossman, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/ Mary Ellen Steck
                                         Notary Public

STATE OF OHIO       )
                                            ) ss.:
COUNTY OF HAMILTON  )


On the 15th day of March 2001, before me personally came Howard Nusbaum., to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                         /s/ Mary Ellen Steck
                                         Notary Public